SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                October 30, 1996



                           FAMILY GOLF CENTERS, INC.

             (Exact Name of Registrant as Specified in its Charter)

  Delaware                    0-25098                          11-3223246
(State or other           (Commission File                   (IRS Employer
 jurisdiction of              Number)                       Identification
 incorporation)                                                    No.)

                              225 Broadhollow Road
                            Melville, New York 11747
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                           area code: (516) 694-1666




                 (Former Address, if changed since last report)









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Item 2.  Acquisition or Disposition of Assets.

                  THE SEVEN IRON, INC.

                  On October 30, 1996, Family Golf Centers, Inc. (the "Company") acquired all the outstanding shares of The Seven Iron, Inc., a Colorado corporation ("TSII") which holds a concession license with the City of Denver to manage a driving range, miniature golf course, pro shop, cart rental, restaurant, vending area and golf instruction services at the J.F. Kennedy Golf Course.
                  Pursuant to the Stock Purchase Agreement between the sole stockholder of TSII (the "Seller"), TSII and the Company, the Company purchased all the outstanding shares of TSII in exchange for (i) $4,000,000 in cash, (ii) 75,000 shares of the common stock of the Company (10,000 of which have been placed in escrow for one year to satisfy indemnification claims of the Company, if any, under the Stock Purchase Agreement) and (iii) the repayment of certain bank debt. The source of funds for the cash portion of the purchase price was derived from working capital.
                  The Company intends to continue operating TSII in substantially the same manner as previously conducted.
                  The foregoing summary of the acquisition is incomplete and is qualified in its entirety by reference to the copy of the Stock Purchase Agreement and Escrow Agreement filed as Exhibits 1 and 2 annexed hereto.

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                  Annexed hereto as Exhibit 3 is a press release issued by the
Company on November 1, 1996 announcing the Company's recent acquisitions, including the Company's acquisition of TSII.


         Item 7.  Financial Statements, Pro Forma Financial Information and
                           Exhibits.


                  (a)      Financial Statements of Businesses Acquired
                  It is impractical to file financial statements of the business acquired by the Company from the Seller of TSII. The required financial statements will be filed under cover of a Form 8-K/A within 60 days of November 14, 1996.
                  (b)      Pro Forma Financial Information
                  It is impractical to file pro forma financial information. The required pro forma financial information will be filed under cover of a Form 8-K/A within 60 days of November 14, 1996.
                  (c)      Exhibits
                  1. Stock Purchase Agreement, dated October 30, 1996, between Stacey Hart, The Seven Iron, Inc. and Family Golf Centers, Inc.
                  2. Escrow Agreement, dated October 30, 1996, between Stacey Hart, Family Golf Centers, Inc. and Continental Stock Transfer & Trust Company.
                  3. Press Release issued by Family Golf Centers, Inc. on November 1, 1996.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
November 13, 1996
                                FAMILY GOLF CENTERS, INC.

                                By: /s/ Dominic Chang
                                        Dominic Chang,
                                        President and Chief Executive Officer



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                               INDEX TO EXHIBITS

         Exhibit                                                  Page Number

1. Stock Purchase Agreement, dated October 30, 1996 between Stacey Hart, The Seven Iron, Inc. and
         Family Golf Centers, Inc.

2. Escrow Agreement, dated October 30, 1996, between Stacey Hart, Family Golf Centers, Inc. and
         Continental Stock Transfer & Trust Company.

3.       Press Release issued by the Family Golf Centers, Inc.
         on November 1, 1996.

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